Exhibit 99.1

NEWS RELEASE
Contact:
Alliance Data
Tiffany Louder – Investor Relations
214-494-3048
tiffany.louder@alliancedata.com

Michael Cummings – Analysts/Investors
FTI Consulting
212-850-5721
alliancedata@fticonsulting.com

Alyson Lupo – Media
214-494-3818
alyson.lupo@alliancedata.com

CREDO Mobile Sarah Lane sarahlane@credoaction.com

ALLIANCE DATA SIGNS A NEW AGREEMENT WITH PHILANTHROPY-FOCUSED
PROVIDER OF TELECOM SERVICES
Alliance Data to Provide Co-brand Credit and Loyalty Marketing Services for CREDO
Mobile, National Organization Dedicated to Supporting Social Change

DALLAS, Oct. 10, 2013—Alliance Data Systems Corporation (NYSE: ADS), a leading provider of loyalty and marketing solutions, today announced its Retail Services business, which manages more than 120 private label and co-brand credit programs, has agreed to provide co-brand credit card services for CREDO. CREDO is a nationwide provider of mobile and long distance phone services that actively supports social change.

Based in San Francisco, CREDO (formerly known as Working Assets) operates with a unique business model: CREDO automatically donates a percentage of its members’ phone charges to progressive nonprofit organizations, at no extra cost to members.The new CREDO credit card works in a similar way. Every time a member makes a purchase using the card, CREDO automatically donates 10 cents to nonprofit groups supporting women’s rights, the environment, equality, peace and social justice. Since 1985, CREDO has raised $75 million for hundreds of social-change organizations. In all, more than 3 million consumers nationwide are members of CREDO’s mobile, long distance and activism programs.

“CREDO means belief. And we founded our company on the belief that we can build a business that supports social change and political activism,” said Laura Scher, co-founder and executive chair of CREDO. “The new CREDO credit card will give a real boost to our mission by providing consumers with an easy, effective way to make a difference in the world through their credit card purchases. We’ll benefit from Alliance Data’s marketing expertise and analytics capabilities to offer a customized card program that’s meaningful to our members.”

Alliance Data will provide a full suite of co-brand credit card and related marketing services for CREDO, driving more cardholders to the program with the latest consumer-centric acquisition technologies, along with integrated marketing strategies designed to increase cardholder loyalty and repeat purchases.

“Alliance Data is excited to partner with CREDO, a company that shares our focus on giving back,” said Melisa Miller, president of Alliance Data Retail Services. “We’re confident we can help CREDO enhance its unique marketing efforts through our robust suite of credit and marketing services—delivering even greater value to cardholders and, in turn, increasing donations. We look forward to helping CREDO reach a broader group of consumers who identify themselves with the causes CREDO supports. In addition, I am pleased to share that we are selectively entering the affinity space, as it continues to be a viable market opportunity well-suited to our marketing and co-brand offering and expertise.”

About CREDO
Since 1985, CREDO (formerly Working Assets) has built a successful business with a simple idea: change the world through everyday actions, like talking on the phone or using a credit card. When members use our donation-linked products and services—CREDO Mobile, CREDO Long Distance or the CREDO credit card—we donate a percentage of our revenue to nonprofit groups, at no extra cost to our members. Since our founding, CREDO has donated $75 million to hundreds of progressive groups, including the ACLU, Planned Parenthood, Human Rights Watch and Defenders of Wildlife.

About Alliance Data Retail Services
Alliance Data Retail Services is one of the nation’s leading providers of branded credit card programs, with more than 120 marketing-driven private label, co-brand and commercial programs in partnership with many of North America’s best-known brands. The business delivers upon its Know More. Sell More.® commitment by leveraging customer insight to drive sales for its client partners. Leveraging deep-rooted retail industry expertise, transaction-based customer data, and advanced analytics, Alliance Data Retail Services creates turnkey, multichannel credit programs designed to help its clients develop stronger, more profitable customer relationships. Alliance Data Retail Services is part of the Alliance Data family of companies. To learn more about Alliance Data Retail Services, visit www.alliancedataretail.com.

About Alliance Data
Alliance Data® (NYSE: ADS) and its combined businesses is North America’s largest and most comprehensive provider of transaction-based, data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today’s most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and other emerging technologies. Headquartered in Dallas, Alliance Data and its three businesses employ approximately 11,000 associates at more than 70 locations worldwide.

Alliance Data consists of three businesses: Alliance Data Retail Services, a leading provider of marketing-driven credit solutions; Epsilon®, a leading provider of multichannel, data-driven technologies and marketing services; and LoyaltyOne®, which owns and operates the AIR MILES® Reward Program, Canada’s premier coalition loyalty program. For more information about the company, visit our website, www.alliancedata.com, or follow us on Twitter via @AllianceData.

Alliance Data’s Safe Harbor Statement/Forward Looking Statements
This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "continue, " "could," "estimate," "expect," "intend, " "may, " "predict," "project," "would," and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.
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